UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2021

SYSOREX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55924	68-0319458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13880 Dulles Corner Lane Suite 175 Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-929-3871

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of 2018 Equity Incentive Plan

On July 20, 2021, the board of directors (the “Board”) of Sysorex, Inc. (the “Company”) approved an amendment (the “Plan Amendment”) of the Company’s 2018 Equity Incentive Plan (as so amended, the “Plan”) to increase the number of shares of the Company’s common stock (“Common Stock”) reserved for issuance thereunder by 8,000,000 shares. The Plan Amendment became effective immediately.

The foregoing description of the Plan Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Amendment of Employment Agreement

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 13, 2021, the Company entered into an employment agreement (the “Employment Agreement”) with Wayne Wasserberg in connection with Mr. Wasserberg’s services as the Chief Executive Officer of the Company and President, Treasurer, and Secretary of its wholly-owned subsidiary TTM Digital Assets & Technologies, Inc. (“TTM”) on May 7, 2021.

On July 26, 2021, the Company and Mr. Wasserberg entered into an amendment to the Employment Agreement effective as of July 20, 2021 (the “Amendment”). The Amendment increases the total number of restricted shares of Common Stock issuable to Mr. Wasserberg pursuant to the Agreement from 200,000 to 1,000,000 and provides that the entirety of the shares will be issued pursuant to the Plan in accordance with the following vesting schedule: (i) 500,000 shares of Common Stock will be issued and vested as of July 20, 2021 and (ii) additional 500,000 shares of restricted Common Stock will be issued and vested on January 20, 2022, provided that such issuance and vesting will occur only if Mr. Wasserberg remains an employee of the Company and TTM as of such date.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit No.	Description
10.1	First Amendment to Sysorex, Inc. 2018 Equity Incentive Plan

10.2	First Amendment to Employment Agreement, effective as of July 20, 2021, by and among the Company, TTM Digital Assets & Technologies, Inc., and Wayne Wasserberg

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2021	SYSOREX, INC.

	By:	/s/ Wayne Wasserberg
	Name:	Wayne Wasserberg
	Title:	Chief Executive Officer

2